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     SUPPLEMENT TO PROSPECTUS NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                DEFERRED FIXED ANNUITY CONTRACT NON-PARTICIPATING
                             DATED FEBRUARY 3, 1997

                                  NAME CHANGES

     Effective October 1, 1997, the name of North American Security Life Insurance Company ("NASL") and the names of certain companies and mutual funds affiliated with NASL were changed. These names were changed to more clearly indicate that these companies are affiliated with The Manufacturers Life Insurance Company ("Manulife") and do not reflect any change in control of the entity.


Prior Name                                                    New Name
----------                                                    --------

North American Security Life                                  The Manufacturers Life Insurance Company
Insurance Company                                             of North America

NASL Financial Services, Inc.*                                Manufacturers Securities Services, LLC*

NASL Fixed Account                                            The Manufacturers Life Insurance Company of
                                                              North America Separate Account D


*On September 30, 1997, NASL Financial Services, Inc., a Massachusetts corporation, was reconstituted as a Delaware limited liability company. The change was in connection with a Manulife internal restructuring and Manufacturers Securities Services, LLC has substantially the same management as was in place for NASL Financial Services, Inc. and continues to be controlled by Manulife.


                        SUPPLEMENT DATED OCTOBER 1, 1997


MVA.SUPP1097